[Graphic]

                                                                      CIGNA HIGH
                                                                   INCOME SHARES
--------------------------------------------------------------------------------
                                                               Semiannual Report
                                                                   June 30, 2003

                                                                          [Logo]

--------------------------------------------------------------------------------
                                                                               1

Dear Shareholders:

Our commentary for CIGNA High Income Shares (the "Fund") covering the six months ended June 30, 2003 follows.

Market Summary

On a six-month, year-to-date basis, the total return of the Lehman Brothers High Yield Bond Index was 18.49%, compared with a total return of 3.93% for the Lehman Brothers Aggregate Bond Index and a 7.32% total return on investment-grade corporate bonds (Lehman Brothers U.S. Credit Index). The recent appeal of high yield bonds translated to inflows into mutual funds for the first half of 2003 of approximately $22.6 billion, breaking the 1997 full-year record of $21.9 billion.

While on the surface the high yield market seems sufficiently robust to absorb substantial new supply, a closer look at the second quarter's rally should raise at least mild caution. Among the 50 issues registering the highest total returns, 43 were rated CCC or lower. Fully half of the top performers were rated CC or C. Furthermore, three industries (airlines, cable television, and telecommunications) accounted for 42 of the 50 best performers. The dependence of the high returns on bottom-tier credits in just a few industries should raise some red flags about the rally's sustainability.

Our new adviser, Shenkman Capital Management, Inc., has actively repositioned the Fund over the past two months, using a three pronged approach. First, divesting securities believed to be marginal credits with poor near term prospects. Second, selling old securities that were either investment grade or traded at very low yield spreads to Treasuries. Third, attempting to sell most of the non-income producing securities (i.e., defaults, equities).

At June 30, 2003, the average maturity of the Fund was 7.5 years, shorter than the benchmark maturity of 8.3 years. The Fund's average coupon was 9.18% versus 8.59% for the benchmark.

The Fund remains broadly diversified, with holdings in 147 issuers. The Fund's leverage during the quarter remained below 33% of assets and was 29% at June 30, 2003.

Performance

The Fund returned 9.44% and 18.52%, respectively (based on its net asset value), for the second quarter and the year-to-date. The Fund's returns for the quarter and year-to-date, based on the market value of its shares traded on the New York Stock Exchange, were 8.70% and 28.56%, respectively.

Outlook

For portfolio managers focused on fundamentals, the prospects appear favorable for the balance of the year. Moody's default rate has already fallen to 6.1% from a cyclical peak of 10.8%. Furthermore, the ratings agency reports that downgrades of high yield credits are down by 19.6% on a year-over-year basis, representing a strong indication that the default rate should decline further. A reduced default rate, combined with continuing low inflation, should facilitate further narrowing of high yield spreads.

--------------------------------------------------------------------------------
                                                                               2

Unfortunately, in the current high yield market, credit analysis and discipline seem irrelevant compared to indiscriminate momentum investing. The demand for high yield bonds has been so strong that investors this year have been flocking to the most beaten up marginal credits. Over longer periods of time strong credit skills and disciplined underwriting do matter and should be the main differentiating factors between good and poor performance.

Sincerely,

/s/ Richard H. Forde

Richard H. Forde
Chairman of the Board and President
CIGNA High Income Shares

Note: This commentary is not part of the Semiannual Report to Shareholders.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                           3
June 30, 2003 (Unaudited)

                                                          Principal         Value
                                                              (000)         (000)
---------------------------------------------------------------------------------
BONDS AND NOTES - 137.9%
Aerospace/Defense - 2.8%
Aviall, Inc., 7.63%, 2011 144A                          $    1,000       $  1,014
Hexcel Corp., 9.75%, 2009                                    1,000            995
Sequa Corp., 8.88%, 2008 144A                                1,500          1,568
Titan Corp., 8.00%, 2011 144A                                  500            530
                                                                         --------
                                                                            4,107
                                                                         --------
Auto & Truck - 4.1%
Dana Credit Corp., 8.38%, 2007 144A                          1,850          1,869
Dura Operating Corp., 9.00%, 2009                            1,500          1,380
Mark IV Industries, Inc., 7.50%, 2007                        1,240          1,018
TRW Automotive, Inc.,
   9.38%, 2013 144A                                          1,240          1,345
   11.00%, 2013 144A                                           420            458
                                                                         --------
                                                                            6,070
                                                                         --------
Beverages/Food & Tobacco - 3.4%
American Seafoods Group LLC, 10.13%, 2010                      640            726
Del Monte Corp., 8.63%, 2012 144A                              610            647
Dole Food, Inc.,
   7.25%, 2010 144A                                            750            752
   8.88%, 2011 144A                                            500            530
Premier International Foods PLC, 12.00%, 2009                2,100          2,321
                                                                         --------
                                                                            4,976
                                                                         --------
Broadcasting & Media - 2.8%
Allbritton Communications Co.,
   7.75%, 2012                                                 500            516
   7.75%, 2012 144A                                            620            640
Corus Entertainment, Inc., 8.75%, 2012                         550            594
Panamsat Corp., 8.50%, 2012                                    420            455
Sinclair Broadcast Group,
   8.75%, 2011                                               1,200          1,317
   8.00%, 2012                                                 500            534
                                                                         --------
                                                                            4,056
                                                                         --------
Building Materials - 1.2%
Koppers Industry, Inc., 9.88%, 2007                            860            888
Nortek Holdings, Inc., 8.88%, 2008                             850            887
                                                                         --------
                                                                            1,775
                                                                         --------

                                                          Principal         Value
                                                              (000)         (000)
---------------------------------------------------------------------------------
Cable TV - 8.8%
Charter Communications Holdings LLC, 8.63%, 2009        $    1,000       $    720
CSC Holdings, Inc., 10.50%, 2016                             2,550          2,792
DirecTV Holdings LLC, 8.38%, 2013 144A                       1,210          1,349
Echostar DBS Corp.,
   10.38%, 2007                                              1,080          1,196
   9.13%, 2009                                               1,860          2,079
Insight Midwest LP,
   9.75%, 2009                                                 860            909
   9.75%, 2009 144A                                            200            212
Lodgenet Entertainment Corp., 9.50%, 2013                    1,250          1,281
Mediacom Broadband LLC, 11.00%, 2013                           590            656
Mediacom LLC, 8.50%, 2008                                    1,750          1,776
                                                                         --------
                                                                           12,970
                                                                         --------
Chemicals - 3.3%
Equistar Chemicals LP, 10.13%, 2008                            930            958
Huntsman ICI Chemicals, Inc., 10.13%, 2009                   1,905          1,829
ISP Holdings, Inc., 10.63%, 2009                               770            818
Lyondell Chemical Co., 9.63%, 2007                           1,240          1,215
                                                                         --------
                                                                            4,820
                                                                         --------
Consumer Products - 5.7%
American Greetings Corp., 11.75%, 2008                         300            350
Jafra Cosmetics International, Inc.,
   10.75%, 2011 144A                                         2,000          2,080
Jarden Corp., 9.75%, 2012                                      500            535
Jostens, Inc., 12.75%, 2010                                  1,130          1,333
Remington Products Co., LLC, 11.00%, 2006                    1,240          1,246
Samsonite Corp., 10.75%, 2008                                1,600          1,636
United Industries Corp., 9.88%, 2009                         1,085          1,145
                                                                         --------
                                                                            8,325
                                                                         --------
Containers & Packaging - 5.7%
Crown Euro Holdings S.A., 9.50%, 2011 144A                   1,430          1,537
Graham Packaging Holdings Co., 10.75%, 2009                    910            937
Greif Brothers Corp., 8.88%, 2012                              940          1,011
Owens-Brockway,
   8.75%, 2012                                               1,850          2,007
   8.25%, 2013 144A                                          1,750          1,829
Pliant Corp., 13.00%, 2010                                   1,130          1,079
                                                                         --------
                                                                            8,400
                                                                         --------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                           4
June 30, 2003 (Unaudited) (Continued)

                                                           Principal       Value
                                                               (000)       (000)
--------------------------------------------------------------------------------
Diversified Manufacturing - 2.6%
Blount, Inc., 13.00%, 2009                               $      800      $  680
Dresser, Inc., 9.38%, 2011                                      560         577
Terex Corp. 8.88%, 2008                                         800         832
Trimas Corp., 9.88%, 2012                                       730         748
Wolverine Tube, Inc., 10.50%, 2009                              910         978
                                                                         ------
                                                                          3,815
                                                                         ------
Energy - 4.0%
CMS Energy Corp., 6.75%, 2004                                   645         651
Midland Funding II, 11.75%, 2005                              2,700       2,916
SESI LLC, 8.88%, 2011                                           840         903
Sierra Pacific Power Co., 8.00%, 2008                         1,320       1,379
                                                                         ------
                                                                          5,849
                                                                         ------
Environmental - 2.6%
Allied Waste North America, Inc.,
   8.88%, 2008                                                  430         467
   7.88%, 2009                                                2,590       2,710
   10.00%, 2009                                                 590         627
                                                                         ------
                                                                          3,804
                                                                         ------
Gaming - 7.1%
Boyd Gaming Corp., 7.75%, 2012                                1,000       1,061
Hard Rock Hotel, Inc., 8.88%, 2013 144A                       1,000       1,045
Hollywood Casino Shreveport,
   13.00%, 2006 (a) (b)                                         940         639
Isle of Capri Casinos, Inc., 8.75%, 2009                      1,570       1,672
Jacobs Entertainment, Inc., 11.88%, 2009                        900         957
Mandalay Resort Group, 10.25%, 2007                             460         520
MGM Grand, Inc.,
   6.95%, 2005                                                  470         491
   9.75%, 2007                                                  470         533
Park Place Entertainment Corp., 9.38%, 2007                   1,170       1,296
Pinnacle Entertainment, Inc., 9.25%, 2007                     2,250       2,216
                                                                         ------
                                                                         10,430
                                                                         ------
Grocery - 2.9%
Stater Brothers Holdings, Inc., 10.75%, 2006                  1,230       1,298
Winn-Dixie Pass-Thru Trust, 8.18%, 2024 144A                  3,640       3,012
                                                                         ------
                                                                          4,310
                                                                         ------

                                                           Principal       Value
                                                               (000)       (000)
--------------------------------------------------------------------------------
Health Care - 4.7%
Ameripath, Inc., 10.50%, 2013 144A                       $    1,000      $1,072
Apogent Technologies, Inc., 6.50%, 2013 144A                  1,000       1,033
Beverly Enterprises, Inc., 9.00%, 2006                          500         489
Extendicare Health Services, Inc., 9.50%, 2010                1,100       1,155
Iasis Healthcare Corp., 13.00%, 2009                          1,930       2,142
Province Healthcare Co., 7.50%, 2013                          1,000         985
                                                                         ------
                                                                          6,876
                                                                         ------
Home Construction - 1.1%
K. Hovnanian Enterprises, Inc., 7.75%, 2013 144A              1,500       1,571
                                                                         ------
Leasing - 1.9%
United Rentals, Inc.,
   9.50%, 2008                                                  250         251
   10.75%, 2008                                                 380         415
   9.25%, 2009                                                1,460       1,438
Williams Scotsman, Inc., 9.88%, 2007                            770         755
                                                                         ------
                                                                          2,859
                                                                         ------
Leisure Entertainment - 3.7%
AMC Entertainment, Inc., 9.50%, 2011                          1,250       1,294
Intrawest Corp., 10.50%, 2010                                   980       1,053
Royal Caribbean Cruises Ltd., 7.25%, 2018                       250         226
Six Flags, Inc., 8.88%, 2010                                  1,000         960
Town Sports International, Inc., 9.63%, 2011 144A             1,750       1,829
                                                                         ------
                                                                          5,362
                                                                         ------
Lodging/Hotels - 4.9%
Felcor Lodging LP,
   9.50%, 2008                                                  620         640
   8.50%, 2011                                                  570         574
Hilton Hotels Corp.,
   8.25%, 2011                                                  590         661
   7.63%, 2012                                                  810         887
Host Marriott Corp.,
   9.25%, 2007                                                  780         839
   7.88%, 2008                                                1,250       1,272
La Quinta Properties, Inc., 8.88%, 2011 144A                  1,000       1,065
Starwood Hotels & Resorts Worldwide, Inc.,
   7.88%, 2012                                                1,200       1,314
                                                                         ------
                                                                          7,252
                                                                         ------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                           5
June 30, 2003 (Unaudited) (Continued)

                                                       Principal      Value
                                                           (000)      (000)
---------------------------------------------------------------------------
Oil & Gas - 13.5%
Bluewater Finance Ltd., 10.25%, 2012                 $    1,590      $1,574
Chesapeake Energy Corp., 7.75%, 2015                      1,405       1,500
Clark R&M, Inc., 8.63%, 2008                              1,530       1,561
El Paso Corp.
   6.75%, 2009                                              800         732
   7.88%, 2012 144A                                       1,270       1,176
Ferrellgas Partners LP, 8.75%, 2012                         810         879
Northwest Pipeline Corp., 8.13%, 2010                       420         452
Premcor Refining Group, Inc., 9.50%, 2013                   830         917
Tennessee Gas Pipeline Co.,
   7.50%, 2017                                            2,000       2,055
   8.38%, 2032                                              790         859
Transmontaigne, Inc., 9.13%, 2010 144A                    1,750       1,844
Universal Compression, Inc., 7.25%, 2010 144A             2,000       2,070
Vintage Petroleum, Inc.,
   7.88%, 2011                                            1,220       1,308
   8.25%, 2012                                            1,010       1,111
Western Resources, Inc.
   9.75%, 2007                                              870         974
   7.65%, 2023                                              810         844
                                                                     ------
                                                                     19,856
                                                                     ------
Paper - 5.6%
Georgia-Pacific Corp.,
   7.50%, 2006                                            2,475       2,537
   8.88%, 2010 144A                                         615         667
   8.00%, 2014 144A                                       1,000       1,019
Jefferson Smurfit Corp., 7.50%, 2013 144A                 1,000       1,020
MDP Acquisitions PLC, 9.63%, 2012                           850         939
Norampac, Inc., 6.75%, 2013 144A                          1,000       1,050
Smurfit Capital Funding PLC, 7.50%, 2025                  1,050       1,003
                                                                     ------
                                                                      8,235
                                                                     ------
Printing & Publishing - 8.5%
American Media Operation, Inc.,
   10.25%, 2009                                             500         540
   8.88%, 2011 144A                                         210         227

                                                       Principal      Value
                                                           (000)      (000)
---------------------------------------------------------------------------
Printing & Publishing (continued)
Dex Media East LLC,
   9.88%, 2009                                       $      500      $  557
   12.13%, 2012                                             980       1,159
Garden State Newspapers, Inc., 8.75%, 2009                1,030       1,063
Goss Holdings, Inc., 12.25%, 2005 (a)                     2,764          --
Houghton Mifflin Co.,
   8.25%, 2011 144A                                         820         865
   9.88%, 2013 144A                                         410         445
Liberty Group, Inc., 9.38%, 2008                            500         505
NBC Acquisition Corp., 10.75%, 2009                       1,920       1,920
Primedia, Inc.,
   8.88%, 2011                                            1,595       1,679
   8.00%, 2013 144A                                         750         769
Quebecor Media Inc., 11.13%, 2011                         1,485       1,700
Vertis, Inc., 9.75%, 2009                                 1,000       1,040
                                                                     ------
                                                                     12,469
                                                                     ------
Realty - 0.9%
Ventas, Inc.,
   8.75%, 2009                                              780         842
   9.00%, 2012                                              360         392
                                                                     ------
                                                                      1,234
                                                                     ------
Restaurants - 1.0%
Buffets, Inc., 11.25%, 2010                                 400         396
Carrols Corp., 9.50%, 2008                                  990         963
                                                                     ------
                                                                      1,359
                                                                     ------
Retail - 5.8%
Rent-A-Center, Inc., 7.50%, 2010 144A                     2,250       2,363
RH Donnelley Finance Corp., I
   8.88%, 2010 144A                                         560         619
   10.88%, 2012 144A                                        760         885
Rite Aid Corp., 7.70%, 2027                               2,750       2,283
Saks, Inc., 7.38%, 2019                                   2,500       2,375
                                                                     ------
                                                                      8,525
                                                                     ------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                           6
June 30, 2003 (Unaudited) (Continued)

                                                            Principal       Value
                                                                (000)       (000)
---------------------------------------------------------------------------------
Services - 4.8%
Alderwoods Group, Inc.,
   11.00%, 2007                                           $      355      $   360
   12.25%, 2009                                                1,075        1,123
Corrections Corp of America, 7.50%, 2011                       1,000        1,045
Iron Mountain, Inc., 7.75%, 2015                               1,000        1,058
Service Corp. International, 7.70%, 2009                       1,382        1,410
URS Corp., 11.50%, 2009                                        1,530        1,629
Wesco Distribution, Inc., 9.13%, 2008                            410          382
                                                                          -------
                                                                            7,007
                                                                          -------
Telecommunications - 15.6%
American Tower Corp., 9.38%, 2009                              1,750        1,759
Avaya, Inc., 11.13%, 2009                                        410          449
Centennial Communications Corp.,
   10.13%, 2013 144A                                           1,000          990
Crown Castle International Corp., 10.63%, 2007                 1,250        1,353
Dobson/Sygnet Communications Co., 12.25%, 2008                   390          417
GCI, Inc., 9.75%, 2007                                           840          855
Nextel Communications, Inc.,
   9.75%, 2007                                                 2,065        2,137
   9.38%, 2009                                                 2,185        2,346
Nextel Partners, Inc., 8.13%, 2011 144A                          750          748
Poland Telecom Finance BV, 14.00%, 2007 (a)                    3,000           --
Qwest Communications International, Inc.,
   5.88%, 2004                                                 2,950        2,825
   7.50%, 2008                                                 1,920        1,776
   7.00%, 2009                                                   730          600
   8.88%, 2012 144A                                            1,390        1,553
Rogers Cantel, Inc., 8.80%, 2007                                 420          429
Rogers Wireless Communications, Inc. 9.63%, 2011                 640          736
Spectrasite, Inc., 8.25%, 2010 144A                            1,900        1,976
Triton PCS Corp., 8.75%, 2011                                  1,970        1,965
                                                                          -------
                                                                           22,914
                                                                          -------
Textiles - 2.4%
Philips-Van Heusen Corp. 8.13%, 2013 144A                      2,000        2,053
Supreme International Corp., 12.25%, 2006                      1,420        1,502
                                                                          -------
                                                                            3,555
                                                                          -------

                                                            Principal       Value
                                                                (000)       (000)
---------------------------------------------------------------------------------
Transportation - 0.4%
American Commercial Lines LLC, 12.00%, 2008 (a)           $      487      $    10
North American Van Lines, Inc., 13.38%, 2009                     500          539
                                                                          -------
                                                                              549
                                                                          -------
Utilities - 6.1%
Avista Corp., 9.75%, 2008                                      2,010        2,241
Barrett Resources Corp., 7.55%, 2007                           1,000        1,030
Calpine Corp., 8.50%, 2011                                     1,310          937
Coastal Corp., 7.50%, 2006                                       800          772
Illinois Power Corp., 11.50%, 2010 144A                          400          457
Northwestern Corp., 8.75%, 2012                                  830          639
Williams Cos., Inc.,
   9.25%, 2004                                                 1,310        1,343
   8.13%, 2012                                                 1,550        1,589
                                                                          -------
                                                                            9,008
                                                                          -------
Total Bonds and Notes (Cost - $194,952)                                   202,338
                                                                          -------

                                                              Number
                                                           of Shares
                                                           ---------
COMMON STOCK - 0.0%
Health Care - 0.0%
Mediq, Inc. (c) (d)                                           11,973           --
                                                                          -------
Industrial - 0.0%
Goss Holdings, Inc., Class B (c) (d)                          64,467           --
                                                                          -------
Total Common Stock (Cost - $6,198)                                             --
                                                                          -------
PREFERRED STOCK - 1.1%
Cable TV - 1.1%
CSC Holdings, Inc., 11.13% (Cost - $1,431)                    14,963        1,541
                                                                          -------
WARRANTS - 0.1%
Convergent Communications, Inc., Exp. 2008 (a) (c)            30,000           --
Doe Run Resources Corp., Exp. 2012 (c)                             9            1
Jostens, Inc., Exp. 2010 (c)                                   4,350          152
Orbital Imaging Corp., Exp. 2005 (a) (c)                       4,250            4
Pliant Corp., Exp. 2010 (c)                                    3,700            2
Poland Telecom Finance BV, Exp. 2007 (a) (c)                   2,500           13
Primus Telecommunications, Inc., Exp. 2004 (c)                 4,250           --
Versatel Telecom BV, Exp. 2008 (c) (d)                         6,550           --
                                                                          -------
Total Warrants (Cost - $473)                                                  172
                                                                          -------

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Investments in Securities                           7
June 30, 2003 (Unaudited) (Continued)

                                                                                      Value
                                                                                      (000)
-------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES - 139.1%
 (Total Cost - $203,054) (e)                                                       $204,051
Liabilities in excess of Cash and Other Assets - (39.1%)                            (57,372)
                                                                                   --------
NET ASSETS - 100%                                                                  $146,679
                                                                                   ========

NOTES TO INVESTMENTS IN SECURITIES
(a) Defaulted securities.
(b) Variable rate security. The rate is as of June 30, 2003.
(c) Non-income-producing securities.
(d) Fair valued security.
    Tax Information
(e) At June 30, 2003, the net unrealized appreciation of investments, based on cost for federal income tax purposes of $203,160,499 was as follows:

    Aggregate gross unrealized appreciation for all investments in which there
    was an excess of value over tax cost                                        $15,718,210

    Aggregate gross unrealized depreciation for all investments in which there
    was an excess of tax cost over value                                        (14,827,835)
                                                                                -----------
    Unrealized appreciation - net                                               $   890,375
                                                                                ===========

--------------------------------------------------------------------------------
Quality Ratings* of Long-Term Bonds and Notes (Unaudited)
June 30, 2003

                Market     % of
                 Value   Market
                 (000)    Value
----------------------------------
Baa/BBB       $  2,883     1.4%
Ba/BB           58,708    29.0
B/B            119,049    58.9
Below B         21,698    10.7
              --------   -----
              $202,338   100.0%
              ========   =====

*The higher of Moody's or Standard & Poor's Ratings.

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                     8

Statement of Assets and Liabilities
June 30, 2003 (Unaudited)
(In Thousands)

Assets:
Investments in securities at value                      $204,051
Cash                                                         776
Interest and dividends receivable                          4,394
Receivables for investments sold                              55
Investment for Trustees' deferred
compensation plan                                            172
Other                                                          6
                                                        --------
      Total assets                                       209,454
                                                        --------
Liabilities:
Loan payable                                              61,000
Dividend payable                                           1,239
Deferred Trustees' fees payable                              172
Accrued interest payable                                     139
Advisory fees payable                                        126
Shareholder reports payable                                   28
Custodian fees payable                                        25
Audit and legal fees payable                                  24
Administrative services fees payable                          17
Transfer agent fees payable                                    5
                                                        --------
      Total liabilities                                   62,775
                                                        --------
Net Assets (Equivalent to $2.72 per share based on
   53,858 shares of beneficial interest outstanding;
   unlimited number of shares authorized)               $146,679
                                                        ========
Components of Net Assets:
Paid in capital                                         $402,795
Undistributed net investment income                        1,448
Accumulated net realized loss                           (258,561)
Net unrealized appreciation of investments                   997
                                                        --------
Net Assets                                              $146,679
                                                        ========
Cost of Investments                                     $203,054
                                                        ========

Statement of Operations
For the Six Months Ended June 30, 2003 (Unaudited)
(In Thousands)

Investment Income:
Income:
   Interest                                               $10,684
   Dividends                                                   83
                                                          -------
      Total Income                                         10,767
Expenses:
   Investment advisory fees                    $ 730
   Interest expense                              557
   Shareholder reports                            93
   Custodian fees                                 61
   Administrative services fees                   37
   Audit and legal fees                           36
   Stock exchange fees                            28
   Transfer agent fees                            25
   Trustees' fees                                 15
   Other                                          18
                                               -----
      Total expenses                           1,600
                                               -----
Net Investment Income                                       9,167
                                                          -------
Realized and Unrealized Gain (Loss)
   on Investments:
   Net realized loss from investments                     (26,045)
   Net change in unrealized depreciation of
      investments                                          40,662
                                                          -------
Net Realized and Unrealized Gain on
   Investments                                             14,617
                                                          -------
Net Increase in Net Assets Resulting
   from Operations                                        $23,784
                                                          =======

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                     9

Statement of Changes in Net Assets
(In Thousands)

                                                   For the Six
                                                  Months Ended     For the Year
                                                    June 30,          Ended
                                                      2003         December 31,
                                                   (Unaudited)        2002
                                                 --------------   -------------
Operations:
Net investment income                              $  9,167         $ 19,233
Net realized loss from investments                  (26,045)        (110,705)
Net change in unrealized depreciation
   on investments                                    40,662           77,483
                                                   --------         --------
Net increase (decrease) from operations              23,784          (13,989)
                                                   --------         --------
Dividends and Distributions:
From net investment income                           (7,416)         (15,130)
From return of capital                                   --           (4,522)
                                                   --------         --------
Total dividends and distributions                    (7,416)         (19,652)
                                                   --------         --------
Capital Share Transactions:
Net increase from 299 and 466 capital
   shares issued to shareholders in
   reinvestment of distributions, respectively          773            1,486
                                                   --------         --------
Net increase from Fund share transactions               773            1,486
                                                   --------         --------
Net Increase (Decrease) in Net Assets                17,141          (32,155)
Net Assets:
Beginning of period                                 129,538          161,693
                                                   --------         --------
End of period *                                    $146,679         $129,538
                                                   ========         ========
* includes undistributed and
   (overdistributed) net investment
   income of:                                      $  1,448         $   (303)
                                                   ========         ========

Statement of Cash Flows
For the Six Months Ended June 30, 2003 (Unaudited)
(In Thousands)

Cash Provided (Used) by Financing Activities:
Increase in borrowing                            $ 10,000
Dividends paid in cash                             (6,636)
                                                 --------
Total amount provided                               3,364
                                                 --------
Cash Provided (Used) by Operations:
Purchases of portfolio securities                (119,856)
Proceeds from sales of portfolio securities       109,006
                                                 --------
Total amount provided                             (10,850)
                                                 --------
Net Investment Income (excludes net
   amortized discount and premium and
   taxes paid of $1,534)                            7,633
Net change in receivables/payables related
   to operations                                      (83)
Net sale of short-term investment securities          701
                                                 --------
Total other amounts                                 8,251
                                                 --------
Net increase in cash                                  765
Cash, beginning of period                              11
                                                 --------
Cash, End of Period                              $    776
                                                 ========

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                    10

Financial Highlights


                                              For the Six
                                              Months Ended                       For the Year Ended December 31,
                                             June 30, 2003   ----------------------------------------------------------------------
                                              (Unaudited)         2002        2001(c)          2000          1999          1998
-----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period          $    2.42        $   3.05      $  3.88        $   5.92      $   6.39       $  7.88
Income from investment operations
Net investment income (a)                          0.19            0.36         0.55            0.68          0.81          0.88
Net realized and unrealized gain (loss) on
 investments                                       0.25           (0.62)       (0.81)          (1.99)        (0.46)        (1.49)
                                              ---------        --------      -------        --------      --------       -------
Total from investment operations                   0.44           (0.26)       (0.26)          (1.31)         0.35         (0.61)
                                              ---------        --------      -------        --------      --------       -------
Less dividends and distributions:
Dividends from net investment income              (0.14)          (0.29)       (0.57)          (0.73)        (0.82)        (0.88)
Distributions from capital                           --           (0.08)          --              --            --            --
                                              ---------        --------      -------        --------      --------       -------
Total dividends and distributions                 (0.14)          (0.37)       (0.57)          (0.73)        (0.82)        (0.88)
                                              ---------        --------      -------        --------      --------       -------
Net asset value, end of period                $    2.72        $   2.42      $  3.05        $   3.88      $   5.92       $  6.39
                                              =========        ========      =======        ========      ========       =======
Market value, end of period                   $    2.83        $   2.32      $  3.36        $   4.19      $   5.38       $  7.25
                                              =========        ========      =======        ========      ========       =======
Total Investment Return:
Per share market value                            28.56%(d)      (21.23)%      (6.85)%        (10.05)%      (16.18)%       (3.35)%
Per share net asset value (b)                     18.52%(d)       (9.07)%      (7.31)%        (24.21)%        5.78%        (8.31)%
Ratios to Average Net Assets
Expenses (includes interest expense)               2.33%(e)        2.53%        3.43%           4.16%         3.40%         3.40%
Expenses (excludes interest expense)               1.52%(e)        1.49%        1.26%           1.09%         1.02%         0.97%
Net investment income                             13.35%(e)       13.29%       15.56%          13.13%        13.05%        12.05%
Portfolio Turnover                                   57%(d)         134%          82%             38%           49%           56%
Net Assets, End of Period (000 omitted)       $ 146,679        $129,538      $161,693       $202,401      $305,352       $324,289

(a) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end-of-the-year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current-year permanent differences between financial and tax accounting.
(b) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes distributions were reinvested at net asset value. These percentages may not correspond to the performance of a shareholder's investment in the Fund based on market value, since the relationship between the market price of the stock and net asset value varied during each period.
(c) Effective January 1, 2001, the Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was an increase of $0.03 per share. The effect to the ratio of net investment income to average net assets was an increase of 0.77%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in accounting principle.
(d) Not annualized.
(e) Annualized.

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA High Income Shares Notes to Financial Statements                      11
(Unaudited)

1. Significant Accounting Policies. CIGNA High Income Shares (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's primary objective is to provide the highest current income attainable, consistent with reasonable risk as determined by the Fund's investment adviser, through investment in a professionally managed, diversified portfolio of high yield, high-risk fixed income securities (commonly referred to as "junk bonds"). As a secondary objective, the Fund seeks capital appreciation, but only when consistent with its primary objective. Normally the Fund will invest at least 80% of its assets in high yield, below investment-grade bonds. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation -- Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value, as determined in good faith by, or under the authority of, the Fund's Board of Trustees. If events occurring after the close of the principal market in which securities are traded (but before the close of regular trading on the NYSE) are believed to materially affect the value of those securities, such securities are valued at their fair value, taking such events into account.

B. Foreign Investments -- The Fund may invest in securities of foreign countries and governments, which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include inadequate accounting controls, liquidity and valuation risks.

C. High Yield Bonds -- The Fund invests in high yield bonds--i.e., fixed income securities rated below investment grade. While the market values of these securities tend to react less to fluctuations in interest rate levels than do those of investment-grade securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment-grade securities. In addition, the issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

D. Security Transactions and Related Investment Income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is

--------------------------------------------------------------------------------
CIGNA High Income Shares Notes To Financial Statements                      12
(Unaudited) (Continued)

recorded on the ex-dividend date, and interest income, which includes amortization of premium and accrual of discount, is recorded on the accrual basis. Securities gains and losses are determined on the basis of identified cost.

E. Federal Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income have been accrued. Distributions reported in the Statement of Changes in Net Assets from net investment income, including short-term gains, and capital gains are treated as ordinary income and long-term capital gains, respectively, for federal income tax purposes.

F. Dividends and Distributions to Shareholders -- Dividends from net investment income are declared and distributed monthly and distributions from net capital gains, to the extent such gains would otherwise be taxable to the Fund, are declared and distributed at least annually. Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatment of capital loss carryforwards, deferral losses due to wash sales, interest on defaulted securities, and excise tax regulations. To the extent that such differences are permanent, a reclassification to the Components of Net Assets may be required. As a result, at December 31, 2002, the Fund increased undistributed (overdistributed) net investment income by $3,913,745, decreased accumulated net realized loss by $608,464, and decreased paid in capital by $4,522,209.

G. Cash Flow Information -- Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund issues its shares, invests in securities, and distributes dividends from net investment income (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and amortization of premium and discount.

2. Loan. The Fund has a revolving credit agreement (the "Agreement") with an unrelated third party lender (the "Lender"), which will enable the Fund to borrow up to the lesser of: (A) $80,000,000; or (B) one-third of the Fund's total assets; or (C) 100% of the borrowing base eligible assets, as determined under the terms of the Agreement. The Agreement expires on October 31, 2005. Prior to expiration of the Agreement, principal is repayable in whole or in part at the option of the Fund. To secure the loan, the Fund has pledged investment securities in accordance with the terms of the Agreement. Borrowings under this Agreement bear interest at a variable rate tied to the lender's average daily cost of funds or at fixed rates, as may be agreed to between the Fund and the lender.

The average borrowings outstanding during the six months ended June 30, 2003, were $58,571,271, at an average annual interest rate of approximately 1.92%. As of June 30, 2003, the Fund was paying interest at an average annual rate of 1.77% on its outstanding borrowings.

3. Investment Advisory Fees and Other Transactions with Affiliates. Investment advisory fees were paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain

--------------------------------------------------------------------------------
CIGNA High Income Shares Notes To Financial Statements                      13
(Unaudited) (Continued)

officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.75% of the first $200 million of the Fund's average weekly total asset value and 0.50% thereafter. TimesSquare in turn pays Shenkman Capital Management, Inc. its sub-advisory fee.

For administrative services, the Fund reimburses TimesSquare for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the six months ended June 30, 2003, the Fund paid or accrued $37,284.

TimesSquare is an indirect, wholly-owned subsidiary of CIGNA Corporation.

4. Trustees' Fees. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. Purchases and Sales of Securities. Purchases and sales of securities (excluding short-term obligations) for the six months ended June 30, 2003, were $119,856,157 and $109,060,856 respectively.

6. Tax Information. As of December 31, 2002, the components of distributable earnings (excluding unrealized appreciation/(depreciation) disclosed in the Notes to Investment in Securities) on a tax basis consisted of a capital loss carryover of $224,639,433, of which $1,753,142, $28,686,393, $35,363,213,
$55,878,285 and $102,958,401 will expire in 2003, 2007, 2008, 2009 and 2010, respectively. For 2002, the Fund had a post-October loss in the amount of $7,403,220. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                    14

Trustees
Russell H. Jones
Senior Vice President, Chief Investment Officer, and Treasurer,
Kaman Corporation

Paul J. McDonald
Special Advisor to the Board of Directors, Friendly Ice Cream Corporation

Richard H. Forde
Managing Director, CIGNA Retirement & Investment Services and TimesSquare Capital Management, Inc.

Marnie Wagstaff Mueller
Diocesan Consultant, Episcopal Diocese of Connecticut

Carol Ann Hayes
Director and Chair of Audit Committee, Reed and Barton Corporation

David P. Marks
Chief Investment Officer, CIGNA Retirement & Investment Services

Officers
Richard H. Forde
Chairman of the Board
and President

Alfred A. Bingham III
Vice President and Treasurer

Jeffrey S. Winer
Vice President and Secretary

--------------------------------------------------------------------------------
Matters Submitted to a Vote of Shareholders

The Annual Meeting of the Shareholders of CIGNA High Income Shares (the "Trust") was held on Tuesday, April 29, 2003 at 11:30 a.m., Eastern Time.

Six Trustees were elected by a vote of shareholders to serve as members of the Board of the Trust until the next Annual Meeting of Shareholders or until the election and qualification of their successors. Shareholders of the Trust voted to elect the following Trustees:

                                For              Vote Withheld
                        -------------------   ------------------
Richard H. Forde          47,129,951.895        1,097,161.986
Carol Ann Hayes           47,125,491.627        1,101,622.204
Russell H. Jones          47,132,522.535        1,094,591.296
David P. Marks            47,109,262.153        1,117,851.678
Paul J. McDonald          47,125,157.389        1,101,956.442
Marnie W. Mueller         47,084,087.627        1,143,026.204

The consideration of a sub-advisory agreement between TimesSquare Capital Management, Inc. and Shenkman Capital Management, Inc.

         For                  Against             Abstain
---------------------   ------------------   ----------------
46,614,712.632            1,050,449.106        627,121.093

There were no broker non-votes with respect to the matters submitted to a vote of shareholders of the Trust.

No other business was transacted at the meeting.

--------------------------------------------------------------------------------
CIGNA High Income Shares                                                    15

--------------------------------------------------------------------------------
CIGNA High Income Shares is a closed-end, diversified management investment company that invests primarily in high yield, fixed income securities. The investment adviser is TimesSquare Capital Management, Inc., 280 Trumbull
Street, Hartford, Connecticut 06103. Shenkman Capital Management, Inc. is the Fund's sub-adviser.

Shareholders may elect to have dividends automatically invested in additional shares of CIGNA High Income Shares by participating in the Automatic Dividend Investment Plan ("the Plan"). For a brochure describing this Plan or general inquiries about your account, contact EquiServe, P.O. Box 43011, Providence, RI 02940-3011 or you may call toll free 1-800-426-5523.
--------------------------------------------------------------------------------

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